            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the inclusion in Amendment No.1 to the Registration Statement (Form S-1 No. 333-124141) and related Prospectus of Ad.Venture Partners, Inc. dated May 27, 2005 of our report dated April 14, 2005 on our audit of the April 13, 2005 financial statements.



                                                                  /s/ Eisner LLP


New York, New York
May 26, 2005